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                                                                   EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 11, 1999 included in SuperGen, Inc.'s Form 8-K filed on August 26, 1999.

                                         /s/  ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
September 15, 1999